AMENDMENT NO. 2

         THIS AMENDMENT NO. 2 (this "Amendment") dated as of March 1, 2000, to the Loan Agreement referenced below, is by and among PHARMACEUTICAL PRODUCT DEVELOPMENT, INC., a North Carolina corporation, the subsidiaries and affiliates identified on the signature pages hereto and FIRST UNION NATIONAL BANK. Terms used but not otherwise defined shall have the meanings provided in the Loan Agreement.

                               W I T N E S S E T H

         WHEREAS, a $50 million credit facility has been established in favor of Pharmaceutical Product Development, Inc., a North Carolina corporation (the "Borrower"), pursuant to the terms of that Loan Agreement dated as of June 24, 1998 (as amended and modified, the "Loan Agreement") among the Borrower, the Guarantors identified therein and First Union National Bank (the "Bank");

         WHEREAS, the Borrower has requested certain modifications to Loan Agreement;

         WHEREAS, the Bank has agreed to the modifications on the terms and conditions set forth herein;

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. In Section 6.9 of the Loan Agreement, subsections (f) and (g) are renumbered as (h) and (i), respectively, thereof and new subsections (f) and (g) are added thereto to read as follows:

                  (f) cash equity investments in and to ADoctorInYourHouse.com, Inc. in an aggregate principal amount (on a cost basis) not to exceed $5,000,000 at any time;

                  (g) loans and advances to NeoRx Corporation in an aggregate principal amount not to exceed $5,000,000 at any time;

         2. The reference to "June 25, 1997" on the third line of the second paragraph on page 1 of Amendment No. 1 to the Loan Agreement, which Amendment No. 1 is dated January 30, 1999, is changed to "June 24, 1998".

         3. This Amendment shall be effective upon execution of this Amendment by the Credit Parties and the Bank.

         4. Except as modified hereby, all of the terms and provisions of the Loan Agreement (including Schedules and Exhibits) shall remain in full force and effect.

         5. The Borrower agree to pay all reasonable costs and expenses of the Bank in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC.

         6. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

         7. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with the laws of the State of North Carolina.

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:                           PHARMACEUTICAL PRODUCT DEVELOPMENT, INC.,
                                    a North Carolina corporation

                                    By:    /s/ Fredric N. Eshelman
                                        ------------------------------
                                    Name: Fredric N. Eshelman
                                    Title: Chief Executive Officer


GUARANTORS:                         PPD DEVELOPMENT, INC.,
                                    a Texas corporation

                                    By:   /s/ Fredric N. Eshelman
                                        ------------------------------
                                    Name: Fredric N. Eshelman
                                    Title: Chief Executive Officer


BANK:                               FIRST UNION NATIONAL BANK

                                    By:  /s/ G. Mendel Lay, Jr.
                                        ------------------------------
                                    Name:  G. Mendel Lay, Jr.
                                    Title:   Sr. V.P.